Income taxes	9 Months Ended
Sep. 30, 2025
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Income taxes recognized during the three and nine months ended September 30, 2025 and September 30, 2024, comprise:

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
	(in thousands)
Income tax expense	$35,747	$37,437	$33,489	$89,105
Total	$35,747	$37,437	$33,489	$89,105

Income tax expense decreased to $33.5 million compared to a $89.1 million expense for the nine months ended September 30, 2024 primarily due to the net release of provisions for uncertain tax positions in the period ($23.4 million) compared to net increase of provisions for uncertain tax provisions in nine months ended September 30, 2024 ($14.4 million), the release of a deferred tax liability related to investments in foreign subsidiaries associated with unremitted earnings ($29.8 million), partially offset by a reduced level of deferred tax benefit associated with the amortization of intangible assets ($27.0 million), and changes in various tax laws.

In the normal course of business, the Company provides for uncertain tax positions and the related interest and adjusts its unrecognized tax benefits and accrued interest accordingly. As at September 30, 2025, the Company maintains a $105.8 million liability (December 31, 2024: $125.8 million) for unrecognized tax benefits, which is comprised of $83.8 million (December 31, 2024: $101.6 million) inclusive of $22.0 million (December 31, 2024: $24.2 million) for interest and penalties related to such items. The Company recognizes interest accrued on unrecognized tax benefits as an additional income tax expense.
A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	Nine Months Ended	Year Ended
	September 30, 2025	December 31, 2024
	(in thousands)
Unrecognized tax benefits at start of period	$101,619	$160,016
Increase related to prior year tax positions	28,442	7,374
Decrease related to prior year tax positions	(58,274)	(2,525)
Increase related to current period tax positions	12,098	2,171
Lapse of statute of limitations	(37)	(65,417)
Unrecognized tax benefits at end of period	$83,848	$101,619

Interest and penalties recognized during the period to September 30, 2025 amounted to a net benefit of $3.3 million, (year ended December 31, 2024: a net benefit of $1.9 million) and are included within the income tax expense. Total accrued interest and penalties as of September 30, 2025 and December 31, 2024 were $22.0 million and $24.2 million, respectively, and are included in closing income taxes payable at those dates.
The Company has analyzed the filing positions in all of the significant jurisdictions where it is required to file income tax returns, as well as open tax years in these jurisdictions. The periods subject to audit by the major tax jurisdictions (Ireland, the United States and the United Kingdom) where the Company does business range from 2015 through 2024 tax years. During such audits, local tax authorities may challenge the positions taken by us in our tax returns. During the nine months ended September 30, 2025 a tax audit in the U.S. related to 2021 was closed resulting in the release of the related provision.